Exhibit 99.2

TGCOP HoldCo, LLC

(A Delaware Limited Liability Company)

Financial Statements Unaudited

June 30, 2021

TGCOP HoldCo, LLC

(a Delaware Limited Liability Company)

Table of Contents

June 30, 2021

TGCOP HoldCo, LLC

(a Delaware Limited Liability Company)

Statement of Assets, Liabilities and Member’s Capital (Unaudited)

June 30, 2021

Assets
Investments in private operating companies, at fair value (cost of $65,584,043)	$157,870,684
Cash and cash equivalents	—

Total assets	$157,870,684

Liabilities and Member’s Capital
Liabilities
Other liabilities	$—

Total liabilities	—
Member’s Capital	157,870,684

Total Liabilities and Member’s Capital	$157,870,084

The accompanying notes are an integral part of these unaudited financial statements

TGCOP HoldCo, LLC

(a Delaware Limited Liability Company)

Schedule of Investments (Unaudited)

June 30, 2021

Investment	Cost **	Fair Value	Fair Value Percentage *
Investments in private operating companies, at fair value
Solar Energy - United States (100%)
WR-TGC Solar Generation XVI, LLC	$428,329	$499,244	0.32%
W R-TGC Solar Generation IX, LLC	2,866,643	5,189,860	3.29
TGC Tolland Holdings, LLC	584,817	1,802,930	1.14
TGCOP Operating Holdings Pledgor I, LLC	51,253,517	123,017,306	77.92
TGCOP Operating Holdings Pledgor II, LLC	9,996,594	26,907,201	17.04
Solar equipment
United States (100%)
Solar panel inventory	454,143	454,143	0.29

Total Investments, at fair value	$65,584,043	$157,870,684	100.00%

*	Percentages are based on Member’s capital
**	Cost is net of distributions

The accompanying notes are an integral part of these unaudited financial statements

TGCOP HoldCo, LLC

(a Delaware Limited Liability Company)

Statement of Operations (Unaudited)

Six Months Ended June 30, 2021

Income:
Interest income	$—

Total income	—
Expenses:
Professional fees	—
Insurance Fees	—
Accounting expense	—
Other expenses	—

Total expenses	—
Net investment gain/(loss)	—
Net realized loss	—
Net change in unrealized gain	(1,346,902)

Net realized and unrealized loss on investments	(1,346,902)
Net decrease in member’s capital resulting from operations	$(1,346,902)

The accompanying notes are an integral part of these unaudited financial statements

TGCOP HoldCo, LLC

(a Delaware Limited Liability Company)

Statement of Changes in Member’s Capital (Unaudited)

Six Months Ended June 30, 2021

Member
Member’s Capital, December 31, 2020	162,409,845
Capital contributions	35,464
Capital distributions	(3,227,723)
Net decrease in Member’s capital resulting from operations	(1,346,902)

Member’s Capital, June 30, 2021	157,870,684

The accompanying notes are an integral part of these unaudited financial statements

TGCOP HoldCo, LLC

(a Delaware Limited Liability Company)

Statement of Cash Flows (Unaudited)

Six Months Ended June 30, 2021

Cash flows from operating activities:
Net decrease in Member’s capital resulting from operations	(1,346,902)
to net cash provided by operating activities
Funding for construction of private operating companies	—
Return of cash from private operating companies	—
Net change in unrealized gain	1,346,902
Increase in other assets	—
Decrease in accrued professional fees	—
Increase in other liabilities	—

Net cash provided by operating activities	—

Cash flows from financing activities:
Capital contributions	—
Capital distributions	—

Net cash used in financing activities	—

Net decrease in cash and cash equivalents	—
Cash and cash equivalents
Beginning of year, December 31, 2020	—

End of Six Months, June 30, 2021	$—

Significant non-cash transactions
Non-cash contributions made by Member and funding for operating companies (Note 4)	$35,464
Non-cash distributions to Member and return of cash from operating companies (Note 4)	$(3,227,723)

The accompanying notes are an integral part of these unaudited financial statements

TGCOP HoldCo, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

June 30, 2021

Note 1 – Nature of Business

TGCOP HoldCo, LLC (the “Company”) was organized as a Delaware Liability Company pursuant to a Limited Liability Agreement effective October 16, 2019 (the “LLC Agreement”) pursuant to and in accordance with the Delaware Limited Liability Company Act, as amended from time to time (the “Act”). The Company shall dissolve and its affairs shall be wound up upon the first to occur of the following: (i) the written consent of the Member, (ii) at any time where there are no members of the Company unless the Company is continued in accordance with the Act or (iii) the entry of a decree of judicial dissolution under Section 18-802 of the Act.

The sole member of the Company is True Green Capital Opportunity Partnership, LP (the “Member”). Management of the Company shall be vested in the Member, which is responsible for investing and reinvesting the assets of the Company. The Member has designated four natural persons who are employees or agents of the Company as officers of the Company (the “Officers”).

The principal purpose of the Company is to maximize capital appreciation by engaging in all activities and transactions as the Officers may deem necessary or advisable in connection therewith. The Company’s objective is to generate stable, risk-adjusted returns for investors by constructing a portfolio of high-quality, low-cost solar energy assets that will deliver consistent yields and capital appreciation. Substantially all of the Company’s activities are carried out through two wholly-owned entities, TGCOP Operating Holdings Pledgor I, LLC and TGCOP Operating Holdings Pledgor II, LLC, who in turn collectively wholly-own TGCOP Operating Holdings I, LLC and TGCOP Operating Holdings II, LLC, respectively, (the “Operating Companies”), who have the same objective as the Company. Three operating assets, WR-TGC Solar Generation XVI, LLC, WR-TGC Solar Generation IX, LLC, and TGC Tolland, LLC, were held directly by the Company, as shown on the Schedule of Investments. The manager of the Operating Companies is the Member, which is responsible for investing and reinvesting the assets of the Company.

Capitalized terms are as defined in the LLC Agreement unless otherwise defined herein.

Note 2 – Summary of Significant Accounting Policies

The accompanying financial statements have been presented in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic (“ASC”) 946. All amounts are stated in U.S. dollars.

Use of Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash, short-term, highly liquid investments with maturities of 90 days or less from their original purchase date, and investment in certain money market funds. At June 30, 2021, the Company had no cash balances.

Valuation of Investments in Private Operating Companies

The Company’s portfolio investments are carried at fair value as determined by the Manager, based on discounted cash flow models using market inputs, or by reference to values provided by the Member.

The Company is under no compulsion to dispose of its portfolio investments, which are made with the expectation of a substantial holding period; therefore, the estimated values, as determined above, may not reflect amounts that could be realized upon immediate sale, or amounts that ultimately may be realized.

TGCOP HoldCo, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

June 30, 2021

Note 2 – Significant Accounting Policies (Continued)

Investment Transactions

Investment transactions are accounted for on a trade-date basis. Investment transactions, which are subject to certain contractual terms and conditions, are reflected in the Company’s financial statements when such terms and conditions have been satisfied.

Realized gains and losses are calculated based upon the difference between proceeds and cost basis. Unrealized gains and losses resulting from recording investments at fair value are included in the statement of operations. Interest income and expense is recognized on the accrual basis of accounting.

Income from Private Operating Companies Investments

Distributions received or receivable from private operating companies are evaluated by the Officers to determine if the distribution is income or a return of capital. Generally, income is not recorded unless the Officers has declared the distribution, there is cash available to make the distribution and there are accumulated earnings in excess of the amount recorded as income. Distributions classified as a return of capital are a reduction in the cost basis of the investment.

Income Taxes

The Company is not subject to federal or state income taxes and no provision for federal or state income taxes is made in the statement of assets, liabilities and member’s capital. The operating results of the Company are included in the member’s income tax return. The Company evaluates the uncertainties of tax positions taken or expected to be taken based on the probability of whether it is more likely than not the positions will be sustained upon audit by applicable tax authorities, based on technical merit for open tax years.

The Company’s policy, if necessary, is to account for interest and penalties related to uncertain tax positions as a component of the income tax provision. The Company assessed its tax position for open federal and local tax years of 2020. The Company does not have any uncertain tax positions to be recognized or disclosed as of June 30, 2021.

Allocation of Profits and Losses

The Company’s profits and losses are allocated in a manner such that the Member’s capital account would be distributed as described in Note 4, assuming dissolution of the Company.

Note 3 – Investments, at fair value

Investments in Private Operating Companies:

Investments in private operating companies are through LLC interests in the companies. Either the transaction price (excluding transaction costs), or the total construction cost is typically the Company’s best estimate of fair value at the time of acquisition or completion of construction. At each subsequent measurement date, the Manager determines the valuation of each investment and records adjustments as necessary to reflect the expected exit value of the investment under current market conditions. Ongoing reviews by the Member are based on an assessment of the type of investment, the stage in the lifecycle of the private operating company, and of trends in the performance and credit profile of each private operating company as of the measurement date.

When observable inputs are not available for the Company’s investments, the fair value at the measurement date is determined using the income approach or the market approach. The income approach measures the present value of anticipated future economic benefits (i.e. net cash flows). The estimated net cash flows are forecast over the expected remaining economic life and discounted to present value using a discount rate commensurate with the level of risk associated with the expected cash flows. The market approach consists of utilizing observable market data (e.g., current trading and/or acquisitions multiples) of comparable companies and applying the data to key financial metrics of the portfolio company. The comparability (as measured by size, growth profile, and geographic concentration, amount other factors) of the identified set of comparable companies to the portfolio company is considered in the application of the market approach. As of June 30, 2021, the Member valued the Company’s LLC interests in operating companies at the bid price received from a potential purchaser who is currently performing due diligence on the portfolio of assets.

TGCOP HoldCo, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

June 30, 2021

Note 3 – Investments, at fair value (continued)

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1	Valuation based on inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

Level 2	Valuation based on inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3	Valuation based on inputs that are unobservable and significant to the overall fair value measurement

	Level 1	Level 2	Level 3	Total
All Investments
Private operating companies	$—	$—	$157,416,541	$157,416,541
Solar panel inventory	—	—	454,143	454,143

Investments at Fair Value - June 30, 2021	$—	$—	$157,870,684	$157,870,684

The following table presents changes in assets classifies in Level 3 to the fair value hierarchy during the year ended June 30, 2021 attributable to the following:

Partnership LLC interests
Funding for operating costs of private operating companies	35,464
Non-cash distribution from private operating companies	(3,227,723)
Transfers into Level 3	—
Transfers out of Level 3	—

The following table summarizes the quantitative information about Level 3 fair value measurements of investments, all of which were investments in private operating companies as of June 30, 2021.The table below is not intended to be all-inclusive, but instead summarizes the significant unobservable inputs relevant to the determination of Level 3 fair values.

Fair Value at June 30, 2021	Valuation Technique	Unobservable Inputs	Ranges	Weighted Average
$157,416,541	Sale Bid	N/A	N/A	N/A
$454,143	See Note 8	N/A	N/A	N/A

The extent by which each of these inputs could affect the fair value measurement depends on additional factors such as the timing of the relevant variable to which these inputs are applied.

TGCOP HoldCo, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

June 30, 2021

Note 3 – Investments, at fair value (continued)

The investments within the Operating Companies cannot be redeemed. As of June 30, 2021, through TGCOP Operating Holdings Pledgor I, LLC, the following investments were held within TGCOP Operating Holdings I, LLC:

Investment	Fair Value	Fair Value Percentage *
Investments in private operating companies, at fair value
Solar Energy - United States (100%)
TGC Hunt LLC	$12,778,315	8.09%
TGC Florence LLC	16,420,608	10.40
TGC Brimfield LLC	23,070,692	14.61
TGC NJ Portfolio II	10,462,729	6.63
TGC Adams LLC	13,460,913	8.53
Northpark Solar, LLC	28,369,230	17.97
TGC Hubbardston, LLC	3,386,135	2.14
Augusta Solar Farm, LLC	8,780,545	5.56
TGC 1 LLC - WR-TGC IV Holdings A, LLC	24,190,783	15.32
TGC 1 LLC - WR-TGC XXXV Holdings A, LLC	5,707,754	3.62
TGC 1 LLC - Other	15,022,078	9.52

Total investments in private operating companies	161,649,782	102.39

United States (100%)
Derivative contracts, interest rate swaps	(2,409,793)	(1.53)

Total investments, at fair value	$159,239,990	100.86%

*	Percentages are based on member’s capital

As of June 30, 2021, TGCOP Operating Holdings I, LLC held a Note with a balance of $38,820,500 with an interest rate of three month LIBOR plus 150 basis points, and maturity of March 15, 2025.

TGCOP Operating Holdings I, LLC utilizes interest rate swap agreements to hedge interest rate risk on variable rate debt. The entity had the following interest rate swap agreements at June 30, 2021:

Primary underlying risk	Notional Principal	Fixed Rate	Derivative Liability
Interest rate
Interest rate swaps	$45,034,349	1.09% to 3.15%	$(2,409,793)

Notional principal amount at June 30, 2021 is representative of volume held throughout the year with maturities ranging from September 30, 2021 to December 31, 2041.

TGCOP HoldCo, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

June 30, 2021

Note 3 – Investments, at fair value (continued)

As of June 30, 2021, through TGCOP Operating Holdings Pledgor II, LLC, the following investments were held within TGCOP Operating Holdings II, LLC:

Investment	Fair Value	Fair Value Percentage *
Investments in private operating companies, at fair value
Solar Energy - United States (100%)
29 Freight House Solar LLC	$1,213,556	0.77%
126 Grove Solar LLC	6,862,387	4.35
TGC Idaho Portfolio 2 LLC	35,586,924	22.54
TGC Elizabeth Drive (Chester) Holdings LLC	5,301,647	3.36
17 Shepard Solar LLC	2,522,922	1.60
Soltas Smyrna LLC	1,675,450	1.06
TGC Brownstone LLC	1,241,098	0.79
15 Union Solar LLC	1,782,126	1.13
31 Water Solar LLC	1,380,933	0.87

Total investments in private operating companies	57,567,043	36.47

United States (100%)
Derivative contracts, interest rate swaps	(4,761,142)	(3.02)

Total investments, at fair value	$52,805,901	33.45%

*	Percentages are based on member’s capital

As of June 30, 2021, TGCOP Operating Holdings II, LLC held a Note with a balance of $30,699,418 with an interest rate of three month LIBOR plus 150 basis points, and maturity of March 14, 2025.

TGCOP Operating Holdings II, LLC utilizes interest rate swap agreements to hedge interest rate risk on variable rate debt. The entity had the following interest rate swap agreements at June 30, 2021:

Primary underlying risk	Notional Principal	Fixed Rate	Derivative Liability
Interest rate
Interest rate swaps	$56,393,922	1.09% to 3.15%	$(4,761,142)

Notional principal amount at June 30, 2021 is representative of volume held throughout the year with maturities ranging from December 31, 2024 to December 31, 2041.

TGCOP HoldCo, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

June 30, 2021

Note 4 – Member’s Capital

During the year the Company received contributions of $35,464 and made distributions of $3,227,723 to the Member. All the Company’s profits and losses are allocated solely to the Member.

Note 5 – Risks and Uncertainties

An investment in the Company involves significant risks, including liquidity risk, non-diversification risk and economic risk that should be carefully considered prior to investing and such investment should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

Liquidity Risk

Transfer of the Member’s interest is subject to significant restrictions. Because of these restrictions and the absence of a public market, the Member may be unable to liquidate its investment even though the personal financial circumstances of the Member would make liquidation advisable or desirable.

The Member’s interest will not be readily acceptable as collateral for loans and is not permitted to be pledged as collateral for loans. Moreover, even if the Member were able to dispose of its Membership interest, adverse tax consequences could result.

Non diversification Risk

Because the Company concentrates its investments in one industry, the Company may be subject to greater investment risk as companies engaged in similar businesses are more likely to be similarly affected by any adverse market conditions and other adverse industry-specific factors.

Economic Risk

The Company’s investments expose the Member to a range of potential economic risks that could have an adverse effect on the Company. These may include, but are not limited to, declines in economic growth, inflation, deflation, taxation, governmental restrictions, and/or adverse regulation.

Covid-19 Risk

Certain impacts from the COVID-19 outbreak may have a significant negative impact on the Company’s operations and performance. These circumstances may continue for an extended period of time, and may have an adverse impact on economic and market conditions. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual companies, are not known. The extent of the impact to the financial performance and the operations of the Company’s will depend on future developments, which are highly uncertain and cannot be predicted.

Note 6 – Indemnifications

In the normal course of business, the Company enters into contracts that contain a variety of representations and warranties that provide indemnifications under certain circumstances. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. The Company expects the risk of future obligation under these indemnifications to be remote.

TGCOP HoldCo, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

June 30, 2021

Note 7 – Financial Highlights

Financial highlights for the year ended June 30, 2021 are presented below. The financial highlights are calculated for the Member.

Net investment loss ratio (1)	0.00%
Expense ratio (1)	0.00%
Gross IRR through December 31, 2020 (2)	18.64%
Gross IRR through June 30, 2021 (2)	12.56%

(1)	The net investment loss and expense ratios are computed using weighted average Member’s capital for the period.
(2)	Gross IRR is presented for the Member and was computed based on the actual dates that capital contributions and distributions were made and capital balances.

Note 8 – Solar Panel Inventory

As of June 30, 2021, the Company had 1,400 solar panels (230 watts per panel) as spare parts inventory, the panels are stored in a third-party warehouse. As of June 30, 2021, the panels were valued at 30 cents per watt, with a fair value of $96,600, and an additional 6,510 solar panels (230 watts per panel) purchased from TGC 1 Corp in 2018 for $357,543.

Note 9 – Related Party Transactions

There were no related party transactions during the year. The Member is responsible for all Company level expenses.

Note 10 – Subsequent Events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition and/or disclosure through November 10, 2021, the date the financial statements were available to be issued.

On August 25, 2021 the Company was sold in a private market transaction. Substantially all of the assets and liabilities of the underlying Operating Companies owned by the Company were sold for net proceeds of $139 million. The underlying assets not purchased were assigned back to the Member prior to the private market transaction. On August 27, 2021 the Member received $137 million in net proceeds, with the remaining amount held in Escrow.

There were no other significant subsequent events that require recognition or disclosure.